EXHIBIT 10.44

FOURTH AMENDMENT TO LEASE AGREEMENT

THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of February 24, 2023 (the “Amendment Effective Date”), by and between IIP-NY 2 LLC, a Delaware limited liability company (“Landlord”), and Vireo Health of New York, LLC, a New York limited liability company (“Tenant”).

RECITALS

A.WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated as of October 23, 2017, as amended by that certain First Amendment to Lease Agreement dated as of December 7, 2018, as further amended by that certain Second Amendment to Lease Agreement dated as of April 10, 2020, and as further amended by that certain Third Amendment to Lease Agreement dated as of September 24, 2021 (collectively, the “Existing Lease”), whereby Tenant leases the premises from Landlord located at 256 County Route 117 in Perth, New York; and

B.WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2.TI Allowance. Tenant has requested, and Landlord has agreed, to increase the TI Allowance by an additional Four Million Dollars ($4,000,000.00) (the “Second Additional TI Allowance”). Accordingly, the first sentence of Section 5.1 of the Existing Lease is hereby amended and restated in its entirety as follows:

"Tenant shall cause appropriate improvements consistent with the Permitted Use (the "Tenant Improvements") to be constructed in the Premises pursuant to the Work Letter attached hereto as Exhibit E (the "Work Letter") at a cost to Landlord not to exceed Fifty- Three Million Four Hundred Thirty-Five Thousand Dollars ($53,435,000.00) (the "TI Allowance")."

In addition, the last two sentences of Section 5.2 of the Existing Lease are hereby deleted in their entirety and replaced with the following:

"In addition, Landlord’s obligation to disburse any of the TI Allowance in excess of Fifty- Two Million Nine Hundred Thirty-Five Thousand Dollars ($52,935,000.00) shall be conditional upon the satisfaction of the following: (a) Tenant's delivery to Landlord of a certificate of occupancy for the Premises suitable for the Permitted Use, as applicable; (b) Tenant's delivery to Landlord of a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor or such other form or certification as may be reasonably acceptable to Landlord; (c) Tenant's satisfaction of the conditions precedent to funding of the TI Allowance set forth in Section 6.3 of the Work Letter; and (d) there shall be no uncured event of default by Tenant under this Lease. Following the completion of the Tenant Improvements, Landlord may order, at Tenant’s expense, a current title report or lien search for the Premises to confirm that the Premises remains free and clear of all liens relating to the completion of the Tenant Improvements. Tenant agrees to promptly pay or reimburse Landlord for the costs relating to such title report or lien search upon receipt of an invoice from Landlord."

3.Monthly Base Rent. Notwithstanding anything in the Existing Lease to the contrary, in consideration of the Second Additional TI Allowance, commencing on the Amendment Effective Date: (a) the monthly Base Rent shall increase by Fifty Thousand Dollars ($50,000.00) (the “Second Additional Base Rent”); (b) in lieu of the Base Rent adjustments set forth in Section 6.5 of the Existing Lease, the Second Additional Base Rent shall be subject to an annual upward adjustment of three percent (3.0%) of the then-current Second Additional Base Rent, with the first such adjustment to become effective commencing on the first anniversary of the Amendment Effective Date, and subsequent adjustments to become effective on every successive annual anniversary of the Amendment Effective Date for so long as the Lease continues in effect; and (c) the rent chart attached as Exhibit F to this Amendment sets forth the monthly aggregate Base Rent and Property Management Fee for the Term of the Lease, including the adjustments to Base Rent as set forth in the Lease.

4.Security Deposit. In further consideration for the Second Additional TI Allowance, the Security Deposit is hereby increased by One Hundred Fifty Thousand Dollars ($150,000.00) (the “Second Additional Security Deposit”) to One Million Nine Hundred Thousand Dollars ($1,900,000.00). Tenant shall deliver the Second Additional Security Deposit to Landlord within two (2) business days following the Amendment Effective Date.

5.Additional Lease Agreements; Cross Default. Section 20.4 of the Existing Lease is hereby amended to add the following new Section 20.4.12:

"20.4.12. If at any time Tenant or any affiliate of Tenant defaults under any other lease agreement entered into with Landlord or any affiliate of Landlord (each, an "Additional Lease Agreement" and collectively, the "Additional Lease Agreements"), and such default is not cured within any applicable notice and cure period."

6.Utility Usage Information and Reporting Requirements. For any utilities serving the Premises for which Tenant is billed directly by such utility provider, Tenant agrees to furnish to Landlord within thirty (30) days after Landlord’s request therefor any invoices or statements for such utilities and any other utility usage information reasonably requested by Landlord. Furthermore, Tenant shall comply with all Applicable Laws related to the disclosure and tracking of energy consumption at the Premises and shall reasonably cooperate with Landlord to allow Landlord to access and collect such utility usage information directly form the applicable providers. Tenant shall retain records of utility usage at the Premises for at least twenty-four (24) months, or such other reasonable period as may be requested by Landlord. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

7.Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

8.No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

9.Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

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10.Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

11.Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

12.Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

13.Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

IIP-NY 2 LLC,

a Delaware limited liability company

By:/Brian Wolfe/

Title:Vice President, General Counsel and Secretary

TENANT:

VIREO HEALTH OF NEW YORK, LLC,

a New York limited liability company

By: /Kyle Kingsley/

Title: Executive Chairman

EXHIBIT F

MONTHLY BASE RENT AND PROPERTY MANAGEMENT FEE SCHEDULE

[See Attached]

Month	Base Rent	Management Fee	Total
2/1/2023	615,460.25	9,231.90	624,692.15
3/1/2023	656,531.68	9,847.97	666,379.65
4/1/2023	656,531.68	9,847.97	666,379.65
5/1/2023	656,531.68	9,847.97	666,379.65
6/1/2023	656,531.68	9,847.97	666,379.65
7/1/2023	656,531.68	9,847.97	666,379.65
8/1/2023	656,531.68	9,847.97	666,379.65
9/1/2023	659,779.62	9,896.69	669,676.31
10/1/2023	671,471.20	10,072.07	681,543.27
11/1/2023	673,964.00	10,109.46	684,073.46
12/1/2023	673,964.00	10,109.46	684,073.46
1/1/2024	673,964.00	10,109.46	684,073.46
2/1/2024	674,231.86	10,113.48	684,345.34
3/1/2024	675,464.00	10,131.96	685,595.96
4/1/2024	675,464.00	10,131.96	685,595.96
5/1/2024	675,464.00	10,131.96	685,595.96
6/1/2024	675,464.00	10,131.96	685,595.96
7/1/2024	675,464.00	10,131.96	685,595.96
8/1/2024	675,464.00	10,131.96	685,595.96
9/1/2024	678,801.26	10,182.02	688,983.28
10/1/2024	690,822.00	10,362.33	701,184.33
11/1/2024	693,402.05	10,401.03	703,803.08
12/1/2024	693,402.05	10,401.03	703,803.08
1/1/2025	693,402.05	10,401.03	703,803.08
2/1/2025	693,677.94	10,405.17	704,083.11
3/1/2025	694,947.05	10,424.21	705,371.26
4/1/2025	694,947.05	10,424.21	705,371.26
5/1/2025	694,947.05	10,424.21	705,371.26
6/1/2025	694,947.05	10,424.21	705,371.26
7/1/2025	694,947.05	10,424.21	705,371.26
8/1/2025	694,947.05	10,424.21	705,371.26
9/1/2025	698,376.08	10,475.64	708,851.72
10/1/2025	710,735.32	10,661.03	721,396.35
11/1/2025	713,405.67	10,701.09	724,106.76
12/1/2025	713,405.67	10,701.09	724,106.76
1/1/2026	713,405.67	10,701.09	724,106.76
2/1/2026	713,689.84	10,705.35	724,395.19
3/1/2026	714,997.02	10,724.96	725,721.98
4/1/2026	714,997.02	10,724.96	725,721.98
5/1/2026	714,997.02	10,724.96	725,721.98
6/1/2026	714,997.02	10,724.96	725,721.98
7/1/2026	714,997.02	10,724.96	725,721.98
8/1/2026	714,997.02	10,724.96	725,721.98
9/1/2026	718,520.35	10,777.81	729,298.16
10/1/2026	731,227.65	10,968.42	742,196.07
11/1/2026	733,991.46	11,009.87	745,001.33

Month	Base Rent	Management Fee	Total
12/1/2026	733,991.46	11,009.87	745,001.33
1/1/2027	733,991.46	11,009.87	745,001.33
2/1/2027	734,284.15	11,014.26	745,298.41
3/1/2027	735,630.55	11,034.45	746,665.00
4/1/2027	735,630.55	11,034.45	746,665.00
5/1/2027	735,630.55	11,034.45	746,665.00
6/1/2027	735,630.55	11,034.45	746,665.00
7/1/2027	735,630.55	11,034.45	746,665.00
8/1/2027	735,630.55	11,034.45	746,665.00
9/1/2027	739,250.77	11,088.76	750,339.53
10/1/2027	752,316.00	11,284.74	763,600.74
11/1/2027	755,176.55	11,327.64	766,504.19
12/1/2027	755,176.55	11,327.64	766,504.19
1/1/2028	755,176.55	11,327.64	766,504.19
2/1/2028	755,478.03	11,332.16	766,810.19
3/1/2028	756,864.81	11,352.97	768,217.78
4/1/2028	756,864.81	11,352.97	768,217.78
5/1/2028	756,864.81	11,352.97	768,217.78
6/1/2028	756,864.81	11,352.97	768,217.78
7/1/2028	756,864.81	11,352.97	768,217.78
8/1/2028	756,864.81	11,352.97	768,217.78
9/1/2028	760,584.59	11,408.77	771,993.36
10/1/2028	774,017.89	11,610.27	785,628.16
11/1/2028	776,978.56	11,654.68	788,633.24
12/1/2028	776,978.56	11,654.68	788,633.24
1/1/2029	776,978.56	11,654.68	788,633.24
2/1/2029	777,289.08	11,659.33	788,948.41
3/1/2029	778,717.47	11,680.76	790,398.23
4/1/2029	778,717.47	11,680.76	790,398.23
5/1/2029	778,717.47	11,680.76	790,398.23
6/1/2029	778,717.47	11,680.76	790,398.23
7/1/2029	778,717.47	11,680.76	790,398.23
8/1/2029	778,717.47	11,680.76	790,398.23
9/1/2029	782,539.54	11,738.09	794,277.63
10/1/2029	796,351.34	11,945.28	808,296.62
11/1/2029	799,415.63	11,991.24	811,406.87
12/1/2029	799,415.63	11,991.24	811,406.87
1/1/2030	799,415.63	11,991.24	811,406.87
2/1/2030	799,735.47	11,996.04	811,731.51
3/1/2030	801,206.71	12,018.11	813,224.82
4/1/2030	801,206.71	12,018.11	813,224.82
5/1/2030	801,206.71	12,018.11	813,224.82
6/1/2030	801,206.71	12,018.11	813,224.82
7/1/2030	801,206.71	12,018.11	813,224.82
8/1/2030	801,206.71	12,018.11	813,224.82
9/1/2030	805,133.89	12,077.01	817,210.90

Month	Base Rent	Management Fee	Total
10/1/2030	819,334.92	12,290.03	831,624.95
11/1/2030	822,506.46	12,337.60	834,844.06
12/1/2030	822,506.46	12,337.60	834,844.06
1/1/2031	822,506.46	12,337.60	834,844.06
2/1/2031	822,835.89	12,342.54	835,178.43
3/1/2031	824,351.27	12,365.27	836,716.54
4/1/2031	824,351.27	12,365.27	836,716.54
5/1/2031	824,351.27	12,365.27	836,716.54
6/1/2031	824,351.27	12,365.27	836,716.54
7/1/2031	824,351.27	12,365.27	836,716.54
8/1/2031	824,351.27	12,365.27	836,716.54
9/1/2031	828,386.45	12,425.79	840,812.24
10/1/2031	842,987.74	12,644.82	855,632.56
11/1/2031	846,270.28	12,694.06	858,964.34
12/1/2031	846,270.28	12,694.06	858,964.34
1/1/2032	846,270.28	12,694.06	858,964.34
2/1/2032	846,609.59	12,699.15	859,308.74
3/1/2032	848,170.44	12,722.56	860,893.00
4/1/2032	848,170.44	12,722.56	860,893.00
5/1/2032	848,170.44	12,722.56	860,893.00
6/1/2032	848,170.44	12,722.56	860,893.00
7/1/2032	848,170.44	12,722.56	860,893.00
8/1/2032	848,170.44	12,722.56	860,893.00
9/1/2032	852,316.58	12,784.75	865,101.33
10/1/2032	867,329.48	13,009.94	880,339.42
11/1/2032	870,726.91	13,060.90	883,787.81
12/1/2032	870,726.91	13,060.90	883,787.81
1/1/2033	870,726.91	13,060.90	883,787.81
2/1/2033	871,076.40	13,066.14	884,142.54
3/1/2033	872,684.07	13,090.26	885,774.33
4/1/2033	872,684.07	13,090.26	885,774.33
5/1/2033	872,684.07	13,090.26	885,774.33
6/1/2033	872,684.07	13,090.26	885,774.33
7/1/2033	872,684.07	13,090.26	885,774.33
8/1/2033	872,684.07	13,090.26	885,774.33
9/1/2033	876,944.23	13,154.16	890,098.39
10/1/2033	892,380.40	13,385.71	905,766.11
11/1/2033	895,896.74	13,438.46	909,335.20
12/1/2033	895,896.74	13,438.46	909,335.20
1/1/2034	895,896.74	13,438.46	909,335.20
2/1/2034	896,256.72	13,443.86	909,700.58
3/1/2034	897,912.61	13,468.70	911,381.31
4/1/2034	897,912.61	13,468.70	911,381.31
5/1/2034	897,912.61	13,468.70	911,381.31
6/1/2034	897,912.61	13,468.70	911,381.31
7/1/2034	897,912.61	13,468.70	911,381.31

Month	Base Rent	Management Fee	Total
8/1/2034	897,912.61	13,468.70	911,381.31
9/1/2034	902,289.93	13,534.36	915,824.29
10/1/2034	918,161.39	13,772.43	931,933.82
11/1/2034	921,800.80	13,827.02	935,627.82
12/1/2034	921,800.80	13,827.02	935,627.82
1/1/2035	921,800.80	13,827.02	935,627.82
2/1/2035	922,171.58	13,832.58	936,004.16
3/1/2035	923,877.15	13,858.16	937,735.31
4/1/2035	923,877.15	13,858.16	937,735.31
5/1/2035	923,877.15	13,858.16	937,735.31
6/1/2035	923,877.15	13,858.16	937,735.31
7/1/2035	923,877.15	13,858.16	937,735.31
8/1/2035	923,877.15	13,858.16	937,735.31
9/1/2035	928,374.84	13,925.62	942,300.46
10/1/2035	944,693.93	14,170.41	958,864.34
11/1/2035	948,460.72	14,226.91	962,687.63
12/1/2035	948,460.72	14,226.91	962,687.63
1/1/2036	948,460.72	14,226.91	962,687.63
2/1/2036	948,842.62	14,232.64	963,075.26
3/1/2036	950,599.36	14,258.99	964,858.35
4/1/2036	950,599.36	14,258.99	964,858.35
5/1/2036	950,599.36	14,258.99	964,858.35
6/1/2036	950,599.36	14,258.99	964,858.35
7/1/2036	950,599.36	14,258.99	964,858.35
8/1/2036	950,599.36	14,258.99	964,858.35
9/1/2036	939,330.10	14,089.95	953,420.05
10/1/2036	902,302.51	13,534.54	915,837.05
11/1/2036	902,302.51	13,534.54	915,837.05
12/1/2036	902,302.51	13,534.54	915,837.05
1/1/2037	902,302.51	13,534.54	915,837.05
2/1/2037	902,695.87	13,540.44	916,236.31
3/1/2037	904,505.31	13,567.58	918,072.89
4/1/2037	904,505.31	13,567.58	918,072.89
5/1/2037	904,505.31	13,567.58	918,072.89
6/1/2037	904,505.31	13,567.58	918,072.89
7/1/2037	904,505.31	13,567.58	918,072.89
8/1/2037	904,505.31	13,567.58	918,072.89
9/1/2037	909,823.93	13,647.36	923,471.29
10/1/2037	927,299.39	13,909.49	941,208.88
11/1/2037	927,299.39	13,909.49	941,208.88
12/1/2037	927,299.39	13,909.49	941,208.88
1/1/2038	927,299.39	13,909.49	941,208.88
2/1/2038	927,704.55	13,915.57	941,620.12
3/1/2038	929,568.27	13,943.53	943,511.80
4/1/2038	929,568.27	13,943.53	943,511.80
5/1/2038	929,568.27	13,943.53	943,511.80

Month	Base Rent	Management Fee	Total
6/1/2038	929,568.27	13,943.53	943,511.80
7/1/2038	929,568.27	13,943.53	943,511.80
8/1/2038	929,568.27	13,943.53	943,511.80
9/1/2038	935,033.15	14,025.51	949,058.66
10/1/2038	952,989.19	14,294.84	967,284.03
11/1/2038	952,989.19	14,294.84	967,284.03
12/1/2038	952,989.19	14,294.84	967,284.03
1/1/2039	952,989.19	14,294.84	967,284.03
2/1/2039	953,406.50	14,301.10	967,707.60
3/1/2039	955,326.14	14,329.89	969,656.03
4/1/2039	955,326.14	14,329.89	969,656.03
5/1/2039	955,326.14	14,329.89	969,656.03
6/1/2039	955,326.14	14,329.89	969,656.03
7/1/2039	955,326.14	14,329.89	969,656.03
8/1/2039	955,326.14	14,329.89	969,656.03
9/1/2039	960,941.30	14,414.12	975,355.42
10/1/2039	979,391.14	14,690.87	994,082.01
11/1/2039	979,391.14	14,690.87	994,082.01
12/1/2039	979,391.14	14,690.87	994,082.01
1/1/2040	979,391.14	14,690.87	994,082.01
2/1/2040	979,820.97	14,697.32	994,518.29
3/1/2040	981,798.20	14,726.98	996,525.18
4/1/2040	981,798.20	14,726.98	996,525.18
5/1/2040	981,798.20	14,726.98	996,525.18
6/1/2040	981,798.20	14,726.98	996,525.18
7/1/2040	981,798.20	14,726.98	996,525.18
8/1/2040	981,798.20	14,726.98	996,525.18
9/1/2040	987,567.79	14,813.52	1,002,381.31
10/1/2040	1,006,524.99	15,097.88	1,021,622.87
11/1/2040	1,006,524.99	15,097.88	1,021,622.87
12/1/2040	1,006,524.99	15,097.88	1,021,622.87
1/1/2041	1,006,524.99	15,097.88	1,021,622.87
2/1/2041	1,006,967.72	15,104.52	1,022,072.24
3/1/2041	1,009,004.26	15,135.06	1,024,139.32
4/1/2041	1,009,004.26	15,135.06	1,024,139.32
5/1/2041	1,009,004.26	15,135.06	1,024,139.32
6/1/2041	1,009,004.26	15,135.06	1,024,139.32
7/1/2041	1,009,004.26	15,135.06	1,024,139.32
8/1/2041	1,009,004.26	15,135.06	1,024,139.32
9/1/2041 - 9/23/2041	778,231.36	11,673.47	789,904.83